INCOME AND MINING TAXES - Calculation of expense by applying the Canadian statutory income tax (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Income and mining taxes expense calculated by applying the Canadian statutory income tax rate
Combined federal and composite provincial tax rates	26.00%	26.00%
Expected income tax expense at statutory income tax rate	$ 1,743,017	$ 733,605
Increase (decrease) in income and mining taxes resulting from:
Mining taxes	569,702	221,461
Impact of foreign tax rates and change in future tax rates	(17,147)	12,656
Permanent differences	(2,552)	(68,458)
Impact of foreign exchange on deferred income tax balances	(40,977)	35,341
Other	(9,593)	(8,631)
Total income and mining taxes expense	$ 2,242,450	$ 925,974